Resources Connection to Acquire Reference Point LLC
Transaction will expand RGP’s consulting capabilities in the financial services sector

IRVINE, Calif., March. 28, 2024 – Resources Connection, Inc. (Nasdaq: RGP) (“RGP”), a global consulting firm, today announced it has entered into a definitive agreement to acquire Reference Point LLC (“Reference Point”). Reference Point is a strategy, management, and technology consulting firm serving the financial services sector across four areas of focus: Strategy & Management, Risk & Regulatory Compliance, Digital & Technology and Data & Analytics.

Led by Managing Partner Scott Goeden, Reference Point employs a differentiated consulting delivery model where engagements are led by former industry executives supported by top-tier consultants. Focused exclusively on the financial services sector, the firm provides end-to-end solutions for clients, from strategy development to implementation to management. Reference Point was established in 2002 by former banking executives aiming to help clients manage complex operational challenges unique to the financial services industry. Headquartered in New York, the company has additional offices in Washington, D.C., and Charlotte, N.C.

“Reference Point delivers an impressive array of advisory offerings, and we expect their team’s deep industry acumen to greatly benefit our clients,” said Kate Duchene, CEO of RGP. “The financial services industry constitutes one of the largest shares of U.S. management consulting spend, which is why it was among the first sectors we invested in and has been a top-three sector for us since inception. We expect this business combination to accelerate our growth in this key vertical as we introduce Reference Point’s higher value advisory solutions to our clients and help Reference Point scale delivery teams with our on-demand talent. Importantly, there is significant cultural alignment and synergy between the Reference Point team, our own consulting business, and our organization as a whole.”

This transaction, upon closing, will expand the portfolio of high-value advisory services RGP offers its financial services clients, and in turn, is expected to accelerate the growth of the firm’s financial services and overall consulting business. It is further expected that the business combination will extend RGP’s project execution and on-demand talent services to Reference Point’s enterprise clients, while also fueling meaningful growth acceleration for the Reference Point business through its access to RGP’s client base and differentiated on-demand talent model. The current Reference Point management team, led by Mr. Goeden, will continue to lead the business following the close of the transaction.

“We look forward to joining forces with RGP to expand the breadth of our offerings to existing clients and better serve clients across the global financial services sector through our collective consulting capabilities,” said Mr. Goeden, Managing Partner of Reference Point. “RGP aligns with our industry and digital capabilities as well as our expert-led execution model, and our organizations share the same values that anchor everything we do.”

The transaction is expected to close by early summer 2024 and is subject to customary closing conditions. Clearsight Advisors, Inc. served as exclusive financial advisor to Reference Point in connection with the transaction.

ABOUT RGP

Named among Forbes’ World’s Best Management Consulting Firms for 2023, RGP is a global consulting firm focused on project execution services that power clients’ operational needs and change initiatives utilizing on-demand, expert and diverse talent. As a next-generation human capital partner for our clients, we specialize in co-delivery of enterprise initiatives typically precipitated by business transformation, strategic transactions or regulatory change. Our engagements are designed to leverage human connection and collaboration to deliver practical solutions and more impactful results that power our clients’, consultants’ and partners’ success.

We attract top-caliber professionals with in-demand skill sets who seek a workplace environment characterized by choice and control, collaboration and human connection. The trends in today’s marketplace favor flexibility and agility as businesses confront transformation pressures and skilled labor shortages even in the face of macroeconomic contraction. Our client engagement and talent delivery model offers speed and agility, strongly positioning us to help our clients transform their businesses and workplaces, especially at a time where cost reduction initiatives drive an enhanced reliance on a flexible workforce to execute transformational projects.

We have approximately 3,600 professionals collectively engaged with over 1,800 clients around the world from 38 physical practice offices and multiple virtual offices. Headquartered in Irvine, California, RGP is proud to have served 88% of the Fortune 100.

RGP is listed on the Nasdaq Global Select Market, the exchange’s highest tier by listing standards. To learn more about RGP, visit: http://www.rgp.com. (RGP-F)

ABOUT REFERENCE POINT

Reference Point is a strategy, management, and technology consulting firm focused on delivering impactful solutions for financial services clients. We combine proven experience and practical expertise in a unique consulting delivery model where our engagements are led by former industry executives supported by top-tier consultants, ensuring our clients receive superior quality and value.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to expectations concerning matters that are not historical facts. Such forward-looking statements may be identified by words such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “remain,” “should” or “will” or the negative of these terms or other comparable terminology. In this press release, such statements include statements regarding our growth and operational plans, the expected extension of our project execution and on-demand talent services to Reference Point’s enterprise clients, and the accelerated growth of the Reference Point business through access to our client base and differentiated agile talent model, and the expected benefits of the Reference Point acquisition to our clients. These statements and all phases of RGP and Reference Point’s operations are subject to known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievements and those of our industry to differ materially from those expressed or implied by these forward-looking statements. Risks and uncertainties include, but are not limited to, the following: risks related to an economic downturn or deterioration of general macroeconomic conditions, the highly competitive nature of the market for professional services, risks related to the loss of a significant number of our consultants, or an inability to attract and retain new consultants, the possible impact on our business from the loss of the services of one or more key members of our senior management, risks related to potential significant increases in wages or payroll-related costs, our ability to secure new projects from clients, our ability to achieve or maintain a suitable pay/bill ratio, our ability to compete effectively in the competitive bidding process, risks related to unfavorable provisions in our contracts which may permit our clients to, among other things, terminate the contracts partially or completely at any time prior to completion, potential adverse effects to our and our clients’ liquidity and financial performances from bank failures or other events affecting financial institutions, our ability to close the Reference Point transaction and to realize the benefits anticipated therefrom, risks that our recent digital expansion and technology transformation efforts may not be successful, our ability to build an efficient support structure as our business continues to grow and transform, our ability to grow our business, manage our growth or sustain our current business, our ability to serve clients internationally, additional operational challenges from our international activities including due to social, political, regulatory, legal and economic risks in the countries and regions in which we operate, possible disruption of our business from our past and future acquisitions, our potential inability to adequately protect our intellectual property rights, risks that our computer hardware and software and telecommunications systems are damaged, breached or interrupted, risks related to the failure to comply with data privacy laws and regulations and the adverse effect it may have on our reputation, results of operations or financial condition, our ability to comply with governmental, regulatory and legal requirements and company policies, the possible legal liability for damages resulting from the performance of projects by our consultants or for our clients’ mistreatment of our personnel, risks arising from changes in applicable tax laws or adverse results in tax audits or interpretations, the possible adverse effect on our business model from the reclassification of our independent contractors by foreign tax and regulatory authorities, the operating and financial restrictions from our credit facility, risks related to the variable rate of interest in our credit facility, the possibility that we are unable to or elect not to pay our quarterly dividend payment, and other factors and uncertainties as are identified in our most recent Annual Report on Form 10-K for the year ended May 27, 2023, filed on July 25, 2023, and our other public filings made with the Securities and Exchange Commission. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business or operating results. Readers are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date of this press release. RGP does not intend, and undertakes no obligation, to update the forward-looking statements in this press release to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, unless required by law to do so.

RGP Investor Contact:
Jenn Ryu, Chief Financial Officer
(US+) 1-714-430-6500
jennifer.ryu@rgp.com

RGP Media Contact:
Pat Burek
Financial Profiles
(US+) 1-310-622-8244
pburek@finprofiles.com